Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders
CSI Business Finance, Inc.
Houston, Texas


We have audited the accompanying balance sheet of CSI Business Finance, Inc. as of December 31, 2004 and the related statements of operations, changes in shareholders' equity, and cash flows for the period from October 22, 2004 (Inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CSI Business Finance, Inc. as of December 31, 2004 and the results of its operations and its cash flows for the for the period from October 22, 2004 (Inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ Thomas Leger & Co., L.L.P.
                                                  ------------------------------
                                                      Thomas Leger & Co., L.L.P.

Houston, Texas
March 16, 2005

                           CSI BUSINESS FINANCE, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2004
================================================================================

                                     ASSETS

CURRENT ASSETS
   Accounts receivable, other                                         $  23,180
   Minimum lease payments receivable                                    129,468
                                                                      ---------

   Total current assets                                                 152,648
                                                                      ---------

NONCURRENT ASSETS
   Minimum lease payments receivable                                    269,726
   Intangible assets, net                                                33,367
                                                                      ---------

   Total noncurrent assets                                              303,093
                                                                      ---------

TOTAL ASSETS                                                          $ 455,741
                                                                      =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Unearned income                                                    $  70,499
   Advances from parent                                                 117,518
                                                                      ---------

   Total current liabilities                                            188,017
                                                                      ---------

NONCURRENT LIABILITIES, Unearned income                                  68,620
                                                                      ---------

COMMITMENTS AND CONTINGENCIES                                                --

SHAREHOLDERS' EQUITY
   Preferred stock, 1,000 shares authorized, $0.01 par value:
      Series A cumulative preferred stock, par value $0.01, 500
      shares authorized, 200 shares issued and outstanding,
      dividend of $10.00 per share per month, aggregated
      liquidation and redemption value of $240,000                            2
   Common stock, par value $0.01, 9,000 shares
      authorized, 1,000 shares issued and outstanding                        10
   Additional paid-in-capital                                           200,988
   Retained deficit                                                      (1,896)
                                                                      ---------

   Total shareholders' equity                                           199,104
                                                                      ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $ 455,741
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                      CSI BUSINESS FINANCE, INC.
             STATEMENT OF OPERATIONS FOR THE PERIOD FROM
          OCTOBER 22, 2004 (INCEPTION) TO DECEMBER 31, 2004
================================================================================

REVENUE
   Lease income                                                         $ 6,653


OPERATING EXPENSES
   Amortization                                                             953
   Professional fees                                                      2,825
                                                                        -------

   Total expenses                                                         3,778
                                                                        -------

   Income before provision for income taxes                               2,875
                                                                        -------

INCOME TAX PROVISION
   Current income tax expense                                               771
   Deferred income tax expense                                               --
                                                                        -------

   Total income tax expense                                                 771
                                                                        -------

NET INCOME                                                                2,104

   Preferred dividends paid                                               4,000
                                                                        -------

INCOME APPLICABLE TO COMMON SHARES                                      $(1,896)
                                                                        =======

Net Loss Per Share-Basic and Diluted:                                   $ (1.90)
                                                                        =======

Weighted average number of shares outstanding during the
year--basic and diluted                                                   1,000
                                                                        =======

    The accompanying notes are integral part of these financial statements.

                           CSI BUSINESS FINANCE, INC.
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
      FOR THE PERIOD FROM OCTOBER 22, 2004 (INCEPTION) TO DECEMBER 31, 2004
================================================================================

                                                                                                         Additional        Total
                                   Preferred Stock               Common Stock              Paid-in        Retained     Shareholder's
                               Shares          Amount         Shares        Amount         Capital        Deficit          Equity
                              ---------      ---------      ---------      ---------      ---------      ---------       ---------
Balance, October 22, 2004            --      $      --             --      $      --      $      --      $      --       $      --
Issuance of common stock             --             --          1,000             10            990             --           1,000
Issuance of preferred stock         200              2             --             --        199,998             --         200,000
Preferred dividends paid             --             --             --             --             --         (4,000)         (4,000)
Net income                           --             --             --             --             --          2,104           2,104
                              ---------      ---------      ---------      ---------      ---------      ---------       ---------

Balance,  December 31, 2004         200      $       2          1,000      $      10      $ 200,988      $  (1,896)      $ 199,104
                              =========      =========      =========      =========      =========      =========       =========

   The accompanying notes are an integral part of these financial statements.

                           CSI BUSINESS FINANCE, INC.
                             STATEMENT OF CASH FLOWS
                FOR THE PERIOD FROM OCTOBER 22, 2004 (INCEPTION)
                              TO DECEMBER 31, 2004
================================================================================

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                         $   2,104
   Adjustment to reconcile net income to net cash
   used in operating activities:
      Amortization                                                          953
      Non cash expenses                                                   3,596
      Non cash revenues                                                  (6,653)
                                                                      ---------

      Net cash provided by operating activities                              --
                                                                      ---------

NET CHANGE IN CASH                                                           --
CASH, BEGINNING OF PERIOD                                                    --
                                                                      ---------
CASH, END OF YEAR                                                     $      --
                                                                      =========

SUPPLEMENTAL INFORMATION
   Interest paid                                                      $      --
   Taxes paid                                                         $      --
   Preferred dividends paid by charge to parent
      intercompany account                                            $   4,000
   Preferred stock issued:
      For minimum lease payment receivable from parent                $ 200,000
   Common stock issued:
      For minimum lease payment receivable from parent                $   1,000


   The accompanying notes are an integral part of these financial statements.

                           CSI BUSINESS FINANCE, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Organization

CSI Business Finance, Inc. (the "Company"), was incorporated in Texas on October 22, 2004 for the purpose of engaging in equipment leasing activities. The financial statements of the Company include its results of operations for the period from October 22, 2004 (Inception) to December 31, 2004. The Company finances equipment leases for companies, primarily in Texas. The Company is a wholly owned subsidiary of Corporate Strategies, Inc. (the "parent" company).

Revenue Recognition and Finance Lease

Lease agreements, under which the Company recovers substantially all its investment from the minimum lease payments are accounted for as finance leases. At lease commencement, the Company records a minimum lease payment receivable and unearned lease income. The remaining unearned income is recognized as revenue over the term of receivables using the interest method.

At December 2004, a summary of the installments due on minimum lease payments receivable is as follows:


                              2005                $  129,468
                              2006                   129,468
                              2007                   129,468
                              2008                    10,790
                                                  ----------
                                                  $  399,194

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosure. Accordingly, actual results could differ from those estimates.

Concentrations Of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash balances and lease payment receivable. The Company maintains its cash accounts in a high quality FDIC insured bank in Texas. The Company's cash account was opened subsequent to year end. The Company performs on going credit evaluations to ensure collections and minimize losses.

At December 31, 2004, the Company had one finance lease.

                           CSI BUSINESS FINANCE, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term securities purchased with maturity of three months or less to be cash equivalents.

Accounts Receivable, Other

Accounts receivable, other, is a receivable for the proceeds from the sale of certain leases and was collected subsequent to year end.

Intangible Assets

In November 2004, the Company purchased from an existing leasing company its client list and the residual value in certain leases for $57,500. The leases were sold in January 2005,+ for approximately $23,000 which was the value assigned to the leases at December 31, 2004. The remaining purchase price of $34,320 was assigned to the client list. This intangible asset is being amortized over its estimated useful life of three years. The reserve for amortization at December 31, 2004 is $953.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, "Accounting for Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes. The difference between the financial statement and tax basis of assets and liabilities is determined annually. Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will assure full realization. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities.

All of the Company's operations are included in the consolidated tax return of its parent. For financial statement purposes income taxes are accounted for as if the Company filed a separate tax return. Income taxes currently payable or refundable are recorded as an offset to the intercompany account.

                           CSI BUSINESS FINANCE, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

2. SHAREHOLDERS' EQUITY

Preferred stock

The Company has authorized 1,000 shares of $0.01 par value preferred stock. The board of directors has the power, without further action by the holders of common stock, to designate the relative rights and preferences of the Company's preferred stock, when and if issued. Such rights and preferences could include preferences as to liquidation, redemption and conversion rights, voting rights, dividends or other preferences, over shares of common stock. The shares of preferred stock of any one series shall be identical with the other shares in the same series in all respects except as to the dates from and after which dividends thereon shall accumulate, if cumulative. The board of directors may, without further action by the stockholders of the Company, issue shares of preferred stock that it has designated. The rights of holders of the common stock will be subject to, and may be adversely affected by or diluted by, the holders of preferred stock.

Series A preferred stock

The Company has issued 200 shares of Series A cumulative preferred stock at December 31, 2004 in exchange for $200,000 contributed from its parent company. Each share of Series A cumulative preferred stock is non-voting, bears a dividend of $10.00 per share per month, and is entitled to a liquidation and/or redemption price of $1,200 per share plus any accrued but unpaid dividends on proceeds. Redemption is at the option of the Company.

Common stock

The Company is authorized to issue 9,000 shares of common stock. The Company issued 1,000 shares of common stock to its parent company in 2004 at a price of $1.00 per share.

3. RELATED PARTY TRANSACTIONS

Through December 31, 2004, all balance sheets and income statement transactions have flowed through the parent's intercompany account.

4. INCOME TAXES

The following table sets forth a reconciliation of the statutory federal income tax for the period from inception to December 31, 2004:



      Income before income taxes                                         $ 2,875
                                                                         =======
      Income tax computed at statutory rates                             $   431
      Increase in valuation allowance                                        340
                                                                         -------

      Current tax expense                                                $   771
                                                                         =======

                           CSI BUSINESS FINANCE, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

Deferred Income Taxes

The tax effects of the temporary differences between financial statement income and taxable income are recognized as a deferred tax asset and liability. Significant components of the deferred tax asset and liability as of December 31, 2004 are as follows:


Deferred tax asset
      Intangible tax basis difference                                   $   340
      Valuation allowance                                                  (340)
                                                                        -------

      Net deferred tax asset                                            $    --
                                                                        =======

5. CONTINGENCIES

In November 2004, the Company entered into a two year employment agreement which commences February 1, 2005 with the president of the Company. The agreement provides for certain fringe benefits and performance and incentive bonuses as defined in the agreement and may be terminated with three months compensation paid to the President, if in the Company's sole opinion, the economics of the contract is not satisfactory.